UACSC 98-A
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 4/30/98

PRINCIPAL BALANCE RECONCILIATION                                      D O L L A R S
                                                CLASS A-1         CLASS A-2          CLASS A-3       CLASS A-4        CLASS A-5
                                              -------------     -------------      -------------   -------------    -------------

Original Principal Balance                   28,825,000.00      74,725,000.00     45,200,000.00    51,000,000.00     29,188,158.83
Beginning Period Principal Balance           20,261,903.86      74,725,000.00     45,200,000.00    51,000,000.00     29,188,158.83
Principal Collections - Scheduled Payments    2,505,242.36               0.00              0.00             0.00              0.00
Principal Collections - Payoffs               3,733,945.10               0.00              0.00             0.00              0.00
Principal Withdrawal from Payahead                3,198.19               0.00              0.00         3,198.19              0.00
Gross Principal Charge Offs                      20,779.26               0.00              0.00       (3,198.19)              0.00
Repurchases                                      13,407.13               0.00              0.00             0.00              0.00
                                             -------------      -------------     -------------    -------------     -------------
Ending Balance                               13,985,331.82      74,725,000.00     45,200,000.00    51,000,000.00     29,188,158.83
                                             =============      =============     =============    =============     =============


Certificate Factor                               0.4851806          1.0000000         1.0000000        1.0000000         1.0000000
Pass Through Rate                                   5.6111%            5.9200%           6.0500%           6.110%            6.230%

PRINCIPAL BALANCE RECONCILIATION                   DOLLARS           NUMBERS
                                               TOTAL CLASS A's
                                               ---------------       ------
Original Principal Balance                      228,938,158.83       15,924
Beginning Period Principal Balance              220,375,062.69       15,470
Principal Collections - Scheduled Payments        2,505,242.36
Principal Collections - Payoffs                   3,733,945.10          296
Principal Withdrawal from Payahead                    3,198.19
Gross Principal Charge Offs                          20,779.26            2
Repurchases                                          13,407.13            1
                                                --------------       ------
Ending Balance                                  214,098,490.65       15,172
                                                ==============       ======


Certificate Factor                                   0.9351805
Pass Through Rate                                       5.9886%

CASH FLOW RECONCILIATION

Principal Wired                                              6,256,109.99
Interest Wired                                               2,231,373.10
Withdrawal from Payahead Account                                 5,533.19
Repurchases (Principal and Interest)                            13,450.84
Charge Off Recoveries                                          (2,555.60)
Interest Advances                                               24,704.00
Certificate Account Interest Earned                             25,088.67
Spread Account Withdrawal                                            0.00
Class A Policy Draw for Class I Interest                             0.00
Class A Policy Draw for Class A Principal or Interest                0.00
                                                           --------------

Total Cash Flow                                              8,553,704.19
                                                           ==============

TRUSTEE DISTRIBUTION  (5/08/98)

Total Cash Flow                                              8,553,704.19
Unrecovered Advances on Defaulted Receivables                      393.35
Servicing Fee (Due and Unpaid)                                       0.00
Interest to Class A-1 Certificateholders                        94,742.97
Interest to Class A-2 Certificateholders                       368,643.33
Interest to Class A-3 Certificateholders                       227,883.33
Interest to Class A-4 Certificateholders                       259,675.00
Interest to Class A-5 Certificateholders                       151,535.19
Interest to Class I Certificateholders                         228,732.88
Principal to Class A-1 Certificateholders                    6,276,572.04
Principal to Class A-2 Certificateholders                            0.00
Principal to Class A-3 Certificateholders                            0.00
Principal to Class A-4 Certificateholders                            0.00
Principal to Class A-5 Certificateholders                            0.00
Insurance Premium                                               26,762.31
Interest Advance Recoveries from Payments                        8,628.96
Unreimbursed draws on Class A's Ploicy
     for Class I Interest                                            0.00
Unreimbursed draws on Class A's Policy
     for Class A Principal or Interest                               0.00

Deposit to Payahead                                             19,601.51
Certificate Account Interest to Servicer                        25,088.67
Payahead Account Interest to Servicer                               43.23
Excess                                                         865,401.42
                                                           --------------

Net Cash                                                             0.00
                                                           ==============

Servicing Fee Retained from Interest Collections               183,645.89

SPREAD ACCOUNT RECONCILIATION


Original Balance                                             2,289,381.59
Beginning Balance                                            2,602,935.07
Trustee Distribution of Excess                                 865,401.42
Interest Earned                                                 10,807.05
Spread Account Draws                                                 0.00
Reimbursement for Prior Spread Account Draws                         0.00
Distribution of Funds to Servicer                             (617,416.55)
                                                           --------------
Ending Balance                                               2,861,726.99
                                                           ==============

Required Balance                                             2,861,726.99



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                            14,880,980.32
Beginning Balance                                           11,721,444.00
Reduction Due to Spread Account                              (258,791.92)
Reduction Due to Principal Reduction                         (407,977.18)
                                                           --------------
Ending Balance                                              11,054,674.90
                                                           ==============

First Loss Protection Required Amount                       11,054,674.91
First Loss Protection Fee %                                          2.00%
First Loss Protection Fee                                       18,424.46



POLICY  RECONCILIATION


Original Balance                                           228,938,158.83
Beginning Balance                                          219,098,956.33
Draws                                                                0.00
Reimbursement of Prior Draws                                         0.00
                                                           --------------
Ending Balance                                             219,098,956.33
                                                           ==============

Adjusted Ending Balance Based Upon Required Balance        212,751,622.25
                                                           ==============
Required Balance                                           212,751,622.25


PAYAHEAD RECONCILIATION


Beginning Balance                                               13,212.18
Deposit                                                         19,601.51
Payahead Interest                                                   43.23
Withdrawal                                                       5,533.19
                                                           --------------
Ending Balance                                                  27,323.73
                                                           ==============

CURRENT DELINQUENCY
                                                 GROSS
   # PAYMENTS DELINQUENT           NUMBER       BALANCE        PRINCIPAL      INTEREST
   ---------------------           ------       -------        ---------      --------
1 Payment                            116     1,446,078.42     18,059.93      17,426.19
2 Payments                            41       611,402.82     11,969.97      16,140.67
3 Payments                             3        42,290.34      1,179.15       1,769.79
                                     ---     ------------     ---------      ---------
Total                                160     2,099,771.58     31,209.05      35,336.65
                                     ===     ============     =========      =========

Percent Delinquent                 1.055%           0.981%


DELINQUENCY RATE (60+)
                                                    RECEIVABLE
                                  END OF PERIOD     DELINQUENCY
  PERIOD            BALANCE       POOL BALANCE          RATE
---------          ----------    --------------     -----------
Current            653,693.16    214,098,490.65        0.31%
1st Previous        46,890.34    220,375,062.69        0.02%
2nd Previous             0.00              0.00        0.00%


NET LOSS RATE
                                                                                         DEFAULTED
                                                    LIQUIDATION       AVERAGE              NET LOSS
   PERIOD                            BALANCE         PROCEEDS       POOL BALANCE        (ANNUALIZED)
   ------                            -------         --------       ------------        ------------
Current                             20,779.26       (2,555.60)    217,236,776.67            0.13%
1st Previous                         3,140.81         (265.16)    224,656,610.76            0.02%
2nd Previous                             0.00             0.00              0.00            0.00%

Gross Cumulative Charge Offs        23,920.07                     Net Cumulative Loss Percentage
Gross Liquidation Proceeds         (2,820.76)                                               0.01%
Number of Repossessions                     2
Number of Inventoried Autos EOM             2

EXCESS YIELD TRIGGER                                        EXCESS YIELD
                              EXCESS      END OF PERIOD      PERCENTAGE
  PERIOD                      YIELD       POOL BALANCE      (ANNUALIZED)
  ------                   ----------    --------------     ------------
Current                    894,068.47    214,098,490.65        5.01%
1st Previous               320,227.29    220,375,062.69        1.74%
2nd Previous                     0.00              0.00        0.00%
3rd Previous
4th Previous
5th Previous


                                 CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------
Six Month Average Excess Yield     N/A            1.50%           N/A

Trigger Hit in Current or any Previous Month                       NO


DATE: 5/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT